                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 18, 2003

                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)

                                       and

                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)

   Delaware                           333-88564                Not Applicable
---------------                   -----------------         --------------------
(State or other                 (Commission File No.)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

c/o Fleet Bank (RI), National Association
            111 Westminster Street
           Providence, Rhode Island                               02903
------------------------------------------                       --------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (401) 278-5451

                         FNANB Credit Card Master Trust
                       c/o DC Funding International, Inc.
                      Third Floor, Suite 288, 2 Reid Street
                             Hamilton HM 11, Bermuda
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On November 18, 2003 Fleet Bank (RI), National Association ("Fleet") acquired the bankcard portfolio and the related securitization program of First North American National Bank ("FNANB") which is administered through the FNANB Credit Card Master Trust (the "Master Trust") and FNANB Credit Card Master Note Trust (together with the Master Trust, the "Trusts"). As part of this acquisition, Fleet assumed the rights, duties and obligations of DC Funding International, Inc., as Transferor for the Trusts, and of FNANB, as Servicer for the Trusts. During an interim period the related securitized credit card receivables will continue to be serviced by FNANB, as interim servicer. This interim servicing period began on November 18, 2003 and is expected to continue through the date on which servicing of the related credit card portfolio is converted from FNANB's servicing systems.

      Future filings for the Trusts with the Securities and Exchange Commission will be made by Fleet on behalf of the Trusts and will list the Trusts as filers.

      Certain amendments and assignments relating to the Trusts' securitization documents, each of which was executed in connection with or otherwise in contemplation of this acquisition, are attached hereto as Exhibits 4.1 through
4.11 and 10.1 through 10.2.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c) Exhibits. The following are filed as exhibits to this report under Exhibits 4.1 through 4.11 and 10.1 through 10.2:

Exhibit 4.1       Amendment No. 3 to Amended and Restated Master Pooling and
                  Servicing Agreement dated as of November 18, 2003, among First
                  North American National Bank ("FNANB), DC Funding
                  International, Inc ("DCFI") and JPMorgan Chase Bank (the
                  "Trustee").

Exhibit 4.2 Second Amended and Restated Pooling and Servicing Agreement dated as of November 18, 2003, between Fleet Bank (RI),
                  National Association ("Fleet") and the Trustee.

Exhibit 4.3 Amendment No. 2 to Transfer and Servicing Agreement dated as of November 18, 2003, among DCFI, FNANB and FNANB Credit Card
                  Master Note Trust (the "Issuer").

Exhibit 4.4 Amendment No. 3 to Transfer and Servicing Agreement dated as of November 18, 2003, between Fleet and the Issuer.

Exhibit 4.5       Assignment and Assumption Agreement dated as of November 18,
                  2003, among DCFI, FNANB, the Trustee, Fleet and the Issuer.

Exhibit 4.6       Amendment No. 1 to Trust Agreement dated as of November 18,
                  2003, between DCFI and Wilmington Trust Company (the "Owner
                  Trustee").

Exhibit 4.7       Amendment No. 2 to Trust Agreement dated as of November 18,
                  2003, between Fleet and the Owner Trustee.

Exhibit 4.8       Third Supplemental Indenture to Master Indenture dated as of
                  November 18, 2003, between the Issuer and JPMorgan Chase Bank
                  (the "Indenture Trustee").
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
Exhibit 4.9       Fourth Supplemental Indenture to Master Indenture dated as of
                  November 18, 2003, between the Issuer and the Indenture
                  Trustee.

Exhibit 4.10      Second Supplemental Indenture to Series 2002-A Indenture
                  Supplement dated as of November 18, 2003, between the Issuer and the Indenture Trustee.

Exhibit 4.11      First Supplemental Indenture to Series 2003-A Indenture
                  Supplement dated as of November 18, 2003, between the Issuer and the Indenture Trustee.

Exhibit 10.1 Instrument of Resignation and Appointment relating to the Administration Agreement dated as of November 18, 2003, among
                  FNANB, the Issuer and Fleet.

Exhibit 10.2      Amendment No. 1 to Administration Agreement dated as of
                  November 18, 2003, between the Issuer and Fleet.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      FNANB CREDIT CARD MASTER TRUST
                                      FNANB CREDIT CARD MASTER NOTE TRUST
                                      (Registrants)


                                      By: Fleet Bank (RI), National Association,
                                          as Transferor and Servicer



                                      By: /s/ Jeffrey A. Lipson
                                          --------------------------------------
                                          Name: Jeffrey A. Lipson
                                          Title: Vice President

Date: November 26, 2003
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                                INDEX TO EXHIBITS

EXHIBIT NUMBER    EXHIBIT
--------------    -------
Exhibit 4.1       Amendment No. 3 to Amended and Restated Master Pooling and
                  Servicing Agreement dated as of November 18, 2003, among First
                  North American National Bank ("FNANB), DC Funding
                  International, Inc ("DCFI") and JPMorgan Chase Bank (the
                  "Trustee").

Exhibit 4.2 Second Amended and Restated Pooling and Servicing Agreement dated as of November 18, 2003, between Fleet Bank (RI),
                  National Association ("Fleet") and the Trustee.

Exhibit 4.3 Amendment No. 2 to Transfer and Servicing Agreement dated as of November 18, 2003, among DCFI, FNANB and FNANB Credit Card
                  Master Note Trust (the "Issuer").

Exhibit 4.4 Amendment No. 3 to Transfer and Servicing Agreement dated as of November 18, 2003, between Fleet and the Issuer.

Exhibit 4.5       Assignment and Assumption Agreement dated as of November 18,
                  2003, among DCFI, FNANB, the Trustee, Fleet and the Issuer.

Exhibit 4.6       Amendment No. 1 to Trust Agreement dated as of November 18,
                  2003, between DCFI and Wilmington Trust Company (the "Owner
                  Trustee").

Exhibit 4.7       Amendment No. 2 to Trust Agreement dated as of November 18,
                  2003, between Fleet and the Owner Trustee.

Exhibit 4.8       Third Supplemental Indenture to Master Indenture dated as of
                  November 18, 2003, between the Issuer and JPMorgan Chase Bank
                  (the "Indenture Trustee").

Exhibit 4.9       Fourth Supplemental Indenture to Master Indenture dated as of
                  November 18, 2003, between the Issuer and the Indenture
                  Trustee.

Exhibit 4.10      Second Supplemental Indenture to Series 2002-A Indenture
                  Supplement dated as of November 18, 2003, between the Issuer and the Indenture Trustee.

Exhibit 4.11      First Supplemental Indenture to Series 2003-A Indenture
                  Supplement dated as of November 18, 2003, between the Issuer and the Indenture Trustee.

Exhibit 10.1 Instrument of Resignation and Appointment relating to the Administration Agreement dated as of November 18, 2003, among
                  FNANB, the Issuer and Fleet.

Exhibit 10.2      Amendment No. 1 to Administration Agreement dated as of
                  November 18, 2003, between the Issuer and Fleet.
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